Exhibit 99T3E.2

        CONSENT AND LETTER OF TRANSMITTAL
CHEROKEE INTERNATIONAL CORPORATION

Offer to Exchange
Units, Consisting of 5 1/4% Senior Notes due 2008
and Warrants to Purchase Shares of Common Stock,
or
12% Pay-In-Kind Senior Convertible Notes due 2008
for any and all outstanding
10 1/2% Senior Subordinated Notes due 2009
issued by Cherokee International Corporation and Cherokee International, LLC
(CUSIP No. 164452 AB0)
and Solicitation of Consents for Amendment of the Indenture
for the 10 1/2% Senior Subordinated Notes due 2009

Pursuant to the Confidential Offering Circular and Consent Solicitation Statement

Dated October 28, 2002

  THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 25, 2002, UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION TIME").

        This Consent and Letter of Transmittal relates to the offer to exchange (the "Exchange Offer") by Cherokee International Corporation (formerly, Cherokee International Finance, Inc., "Cherokee"), for each $1,000 principal amount of outstanding 10 1/2% Senior Subordinated Notes due 2009 (the "Existing Notes") issued by Cherokee and Cherokee International, LLC ("Cherokee LLC"), at the option of each registered holder of Existing Notes (the "Holders"), any one of the following (the "Consideration"), but not a combination thereof: (i) 1 unit (each, a "Unit"), consisting of $1,000 principal amount of 5 1/4% Senior Notes due 2008 (the "New Senior Notes") to be issued by Cherokee and 1 warrant (each, a "Warrant") to purchase shares of common stock of Cherokee determined as provided in the Offering Circular (defined below) ("Option 1"), or (ii) $1,000 principal amount of 12% Pay-In-Kind Senior Convertible Notes due 2008 to be issued by Cherokee (the "New Convertible Notes" and, together with the New Senior Notes, the "New Notes"), which will be convertible into shares of common stock of Cherokee determined as provided in the Offering Circular ("Option 2," and together with Option 1, the "Consideration Options").

        In addition, in connection with the Exchange Offer and Consent Solicitation, Cherokee will pay the interest, in cash, to holders of Existing Notes tendered and accepted for exchange in the Exchange Offer that was due to such holders on November 1, 2002. Payment of any interest that has accrued since November 1, 2002 on Existing Notes tendered and accepted in exchange for New Senior Notes or New Convertible Notes, as applicable, will be paid on the next regularly scheduled interest payment date, which is May 1, 2003 for the New Senior Notes and November 1, 2003 for the New Convertible Notes, at the rate applicable to the New Senior Notes and New Convertible Notes, respectively. Cherokee also will pay in cash on the closing date interest on Existing Notes not validly tendered or not accepted for exchange that was due on such Existing Notes on November 1, 2002.

        In connection with the Exchange Offer, Cherokee also is soliciting consents (the "Consent Solicitation") from Holders as of the close of business on September 12, 2002 to certain amendments to the indenture governing the Existing Notes (the "Proposed Amendments"). The Exchange Offer and Consent Solicitation are made on the terms and subject to the conditions set forth in the enclosed Offering Circular and Consent Solicitation Statement dated October 28, 2002 (the "Offering Circular") and this Consent and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

        In October 2002, Cherokee entered into an agreement (the "Exchange Agreement") with Holders of approximately 59.55% in aggregate outstanding principal amount of Existing Notes pursuant to which such Holders agreed to tender their Existing Notes and to deliver the related Consents to the Proposed Amendments. Accordingly, Cherokee expects to consummate the Exchange Offer and Consent Solicitation whether or not you elect to participate.

The Exchange Agent for the Exchange Offer and Consent Solicitation is:	The Information Agent for the Exchange Offer and Consent Solicitation is:
U.S. Bank, N.A.

        Delivery of this Consent and Letter of Transmittal to an address, or transmission by facsimile, other than as set forth herein, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Consent and Letter of Transmittal is completed.

        This Consent and Letter of Transmittal must be completed regardless of whether a tendering Holder tenders Existing Notes in physical from or through DTC's book-entry system. A tendering Holder must properly complete, execute and deliver this Consent and Letter of Transmittal with respect to the Existing Notes tendered and, if such Holder is not the Record Date Holder, have the Record Date Holder validly execute this Consent and Letter of Transmittal with respect to such tendered Existing Notes, to validly deliver the Consent of the Record Date Holder with respect to all such Existing Notes. We reserve the right to accept Consents delivered to us in any form so long as such Consents approve, at a minimum, the Proposed Amendments and are signed by the applicable Record Date Holder. Proper completion and execution of this Consent and Letter of Transmittal requires execution by the tendering Holder and by the Record Date Holder (or its duly appointed proxy) with respect to the tendered Existing Notes.

        THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED. If Existing Notes being tendered are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 4.

        To properly complete this Consent and Letter of Transmittal, a Holder must (1) complete the box entitled "Description of Existing Notes," (2) if appropriate, check and complete the box relating to Special Issuance Instructions and Special Delivery Instructions, (3) select one of the Consideration Options in the box relating to the Consideration election, (4) sign this Consent and Letter of Transmittal, (5) have the Record Date Holder (or its duly appointed proxy) execute this Consent and Letter of Transmittal, (6) complete Substitute Form W-9 and (7) follow the Instructions hereto.

        Consummation of the Exchange Offer is conditioned upon, among other things: (1) receipt of the Minimum Tender and the Minimum Consent, (2) execution and delivery of the Supplemental Indenture, (3) execution of the Senior Credit Facility, (4) execution of the Second Lien Note and (5) other customary conditions. See the section of the Offering Circular entitled "The Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation."

        To make a valid election, Holders must select one of the two Consideration Options for the entire principal amount of Existing Notes being tendered. If you fail to make a valid election, your Existing Notes will not be accepted for exchange. To make a selection, you must mark the appropriate box in this Consent and Letter of Transmittal and, if you are tendering through ATOP, properly transmit an Agent's Message. If you are a beneficial owner whose Existing Notes are registered in the name of a Custodian, you should instruct such Holder as to your election. You may change your Consideration election at any time at or prior to the Expiration Time.

        Existing Notes tendered pursuant to the Exchange Offer may be withdrawn by the tendering Holder and the related Consents revoked in the Record Date Holder at any time at or prior to the Expiration Time. A Record Date Holder may not revoke a Consent with respect to tendered Existing Notes without the tendering Holder also withdrawing from tender the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal. A Holder who validly withdraws previously tendered Existing Notes will not receive any Consideration with respect to such withdrawn Existing Notes, but it will be entitled to receive the interest payment that was due such Holder on November 1, 2002.

        To tender your Existing Notes in the Exchange Offer, you must also consent to the Proposed Amendments or, if you were not the Record Date Holder, deliver a Consent to the Proposed Amendments from the Record Date Holder with regard to such Existing Notes. Similarly, to give or deliver such Consent to the Proposed Amendments, you must tender your Existing Notes.

  Delivery of Consents

        Only (1) Holders in whose name Existing Notes were registered as of September 12, 2002 in the registry maintained by the Existing Trustee under the Existing Indenture ("Record Date Holders") and (2) persons who hold valid proxies authorizing such persons (or any persons claiming title by or through such persons) to furnish Consents with respect to the Consent Solicitation, are eligible to consent to the Proposed Amendments.

        Beneficial owners of Existing Notes as of the Record Date having Existing Notes registered in the name of a Custodian must contact such Custodian promptly and instruct such Custodian, as Holder, to deliver a Consent in respect of such Existing Notes. Such beneficial owners must either (1) arrange for the Record Date Holder to execute a Consent and Letter of Transmittal that is delivered to the Exchange Agent on such beneficial owner's behalf, or (2) obtain a duly executed proxy from the Record Date Holder authorizing such beneficial owner to execute and deliver this Consent and Letter of Transmittal with respect to the Existing Notes on behalf of such Record Date Holder and deliver the executed proxy to the Exchange Agent with the Consent and Letter of Transmittal executed by the beneficial owner.

        The Consent and Letter of Transmittal executed by the Record Date Holder should be executed in exactly the same manner as the name(s) appear(s) on the Existing Notes as of the Record Date. If Existing Notes to which a Consent relates were held by two or more joint Holders as of the Record Date, all such Holders (or their duly appointed proxies) should sign the Consent and Letter of Transmittal.

  Tender of Existing Notes

        This Consent and Letter of Transmittal is to be completed by a tendering Holder of Existing Notes if a tender is to be made by (1) physical delivery to the Exchange Agent of certificates evidencing Existing Notes being tendered or (2) book-entry delivery to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer and Consent Solicitation—Procedures for Tendering Existing Notes and Delivering Consents." Tenders by book-entry transfer also may be made through DTC's Automated Tender Offer Program ("ATOP"). DTC participants that are accepting the Exchange Offer and Consent Solicitation must transmit their acceptance to DTC through ATOP and deliver a duly executed Consent and Letter of Transmittal. When transmitting their acceptance through DTC's ATOP system, the DTC participant must separately specify the Consideration Option being elected with respect to such Existing Notes. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC also will send an Agent's Message to the Exchange Agent for its acceptance. The Agent's Message will state that DTC has received an express acknowledgment from the tendering Holder of Existing Notes, which acknowledgment will confirm that such Holder of Existing Notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Consent and Letter of Transmittal, and that Cherokee may enforce this Consent and Letter of Transmittal against such Holder of Existing Notes. Notwithstanding a Holder's use of DTC's ATOP system for tendering Existing Notes, such Holder must nevertheless properly complete and sign (and have the Record Date Holder (or its duly appointed proxy) sign) this Consent and Letter of Transmittal in order to validly deliver a Consent to the Proposed Amendments.

        Holders of Existing Notes who are unable to complete the procedures for physical delivery of certificates evidencing Existing Notes or book-entry transfer of their Existing Notes into the Exchange Agent's account at DTC prior to the Expiration Time, as desired, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer and Consent Solicitation—Procedures for Tendering Existing Notes and Delivering Consents—Guaranteed Delivery."

        List below the Existing Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes (in denominations of $1,000 principal amount or any integral multiple thereof) should be listed on a separate schedule signed in accordance with Instructions 4 and 5 and affixed hereto.

DESCRIPTION OF EXISTING NOTES

Name and Address of Registered Holder (and Record Date Holder, If Different)	(1) Certificate Number(s) (Delivered Herewith)*	(2) Aggregate Principal Amount of Existing Notes Held	(3) Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered**

*	Need not be completed if Existing Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes indicated in column 2 in exchange for the Consideration Option selected. A tendering Holder is required to consent to the Proposed Amendments and must deliver the Consent of the Record Date Holder to do so. Existing Notes tendered hereby must be in denominations of $1,000 principal amount or any integral multiple thereof.

☐
CHECK HERE IF THE TENDERING HOLDER IS NOT ALSO THE RECORD DATE HOLDER.

☐
CHECK HERE IF CERTIFICATES REPRESENTING TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:
Account Number:

Transaction Code Number:

        NOTE: SIGNATURE OF TENDERING HOLDER AND RECORD DATE HOLDER MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        By execution hereof, the undersigned acknowledges that it has received the Offering Circular and this Consent and Letter of Transmittal, which together constitute Cherokee's Exchange Offer of, at the Holder's election, either: (i) 1 unit (each, a "Unit"), consisting of $1,000 principal amount of 5 1/4% Senior Notes due 2008 to be issued by Cherokee and 1 warrant to purchase shares of common stock of Cherokee determined as provided in the Offering Circular, or (ii) $1,000 principal amount of 12% Pay-In-Kind Senior Convertible Notes due 2008 to be issued by Cherokee, which will be convertible into shares of common stock of Cherokee determined as provided in the Offering Circular, and the related Consent Solicitation with respect to the Proposed Amendments.

        Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby (i) tenders to Cherokee pursuant to the Exchange Offer the aggregate principal amount of Existing Notes indicated in the table on the previous page and (ii) delivers the Consent of the Record Date Holder pursuant to the Consent Solicitation to the Proposed Amendments to the Existing Indenture with respect to the aggregate principal amount of such Existing Notes. Subject to, and effective upon, consummation of the Exchange Offer and Consent Solicitation and the acceptance of the Existing Notes tendered (and the related Consents delivered) hereby, the undersigned hereby: (i) irrevocably sells, assigns and transfers to or upon the order of Cherokee all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, the Existing Notes being tendered pursuant to this Consent and Letter of Transmittal; (ii) waives any and all rights with respect to the Existing Notes tendered (other than the right to receive the Consideration Option indicated below in exchange therefor); and (iii) releases and discharges Cherokee from any and all claims such Holder may have, now or in the future, arising out of or related to such Existing Notes. The undersigned acknowledges and agrees that the tender of Existing Notes may not be withdrawn (and the delivery of the related Consents may not be revoked) except in accordance with the procedures set forth in the Offering Circular.

        If the undersigned is a party to the Exchange Agreement as among the undersigned, Cherokee and the other holders of Existing Notes party thereto, the undersigned acknowledges that by tendering Existing Notes, the undersigned agrees that the form of supplemental indenture included with the Offering Circular and the terms of the New Notes are substantially identical to the form and terms attached as annexes to the Exchange Agreement to which the undersigned is a party. If the undersigned is not a party to the Exchange Agreement, the undersigned acknowledges that such Exchange Agreements have been entered into by Cherokee.

        The undersigned represents and warrants that the undersigned (i) as tendering Holder has full power and authority to tender, exchange, sell, assign and transfer all right, title and interest in and to the Existing Notes tendered hereby and to acquire the Consideration Option indicated below issuable upon the exchange of such Existing Notes and that, when and if the Existing Notes tendered hereby are accepted for exchange, Cherokee will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, and (ii) as the Record Date Holder has full power and authority to consent to the Proposed Amendments.

        If the undersigned has elected to tender Existing Notes and receive Warrants and New Senior Notes in the form of Units, the undersigned understands and agrees that it shall be deemed to be a party to the Stockholders' Agreement as of the date of the consummation of the Exchange Offer and Consent Solicitation and receipt of Warrants, as set forth in the Offering Circular.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Cherokee) with respect to such tendered Existing Notes (and the related Consents), with full power of substitution to, among other things, cause the Existing Notes to be assigned, transferred and exchanged, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Offering Circular.

        The Exchange Offer and Consent Solicitation are subject to certain conditions as set forth in the Offering Circular under the caption "The Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation." These conditions include, among other things: (1) receipt of the Minimum Tender and the Minimum Consent, (2) execution and delivery of the Supplemental Indenture, (3) execution of the Senior Credit Facility, (4) execution of the Second Lien Note and (5) other customary conditions. The undersigned recognizes that as a result of these conditions (which may be waived by Cherokee, in whole or in part, in the sole discretion of Cherokee), as more particularly set forth in the Offering Circular, Cherokee may not be required to accept all or any of the Existing Notes tendered (or the related Consents delivered) hereby.

        The undersigned Record Date Holder acknowledges and agrees that, by the execution and delivery of this Consent and Letter of Transmittal, the undersigned hereby grants written consent to the Proposed Amendments to the Existing Indenture with respect to the aggregate principal amount of Existing Notes tendered hereby and also hereby consents to the execution of the Supplemental Indenture to the Existing Indenture implementing the Proposed Amendments. The undersigned Record Date Holder understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal. The undersigned understands that although the Supplemental Indenture will have been executed by the parties thereto, the Supplemental Indenture will not become operative until the validly tendered Existing Notes are accepted by Cherokee and the Exchange Offer is consummated. If the Exchange Offer is terminated or withdrawn, or if no Existing Notes are accepted for payment, the Supplemental Indenture will not become operative.

        The undersigned tendering Holder understands that to tender Existing Notes in the Exchange Offer, the undersigned must also consent to the Proposed Amendments, or if the undersigned was not the registered holder of the Existing Notes as of September 12, 2002 the undersigned must arrange for the Record Date Holder (or its duly appointed proxy) to execute this Consent and Letter of Transmittal. Similarly, the undersigned understands that for a Record Date Holder to deliver a Consent to the Proposed Amendments, the tendering Holder must tender its Existing Notes. Existing Notes tendered without the Consent of the Record Date Holder will not be accepted for Exchange.

        The undersigned understands that Existing Notes tendered prior to the Expiration Time may be withdrawn by the tendering Holders and the related Consents revoked by the Record Date Holder by written notice of withdrawal (or a properly transmitted "Request Message" through ATOP) received by the Exchange Agent at any time at or prior to the Expiration Time, but not thereafter. A Record Date Holder may not revoke a Consent with respect to tendered Existing Notes without the tendering Holder also withdrawing from tender the Existing Notes to which such Consent relates. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal. In the event of a termination of the Exchange Offer, any Consent will automatically be deemed revoked, and the certificates representing Existing Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly or, in the case of Existing Notes tendered by book-entry delivery, such Existing Notes will be credited to the account maintained at DTC from which such Existing Notes were delivered. If the Exchange Offer is terminated, Holders will not receive any Consideration, but will be entitled to receive the interest payment that was due such Holders on November 1, 2002.

        The undersigned understands that Cherokee will not be required to accept any tender of Existing Notes (or delivery of related Consents) and may terminate or amend either or both of the Exchange Offer and Consent Solicitation, if at any time prior to the consummation thereof, Cherokee determines in its reasonable judgment that certain events specified in the Offering Circular that would adversely affect the Exchange Offer, the Consent Solicitation, the Proposed Amendments or the Holders of the Existing Notes have or have not occurred, or are or are not likely to occur.

        The undersigned understands that tenders of Existing Notes (and deliveries of the related Consents) pursuant to any of the procedures described in the Offering Circular and in the instructions in this Consent and Letter of Transmittal and the acceptance of such Existing Notes (and such related Consents) by Cherokee will constitute a binding agreement between the undersigned and Cherokee upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation. For purposes of the Exchange Offer and Consent Solicitation, the undersigned understands that validly tendered Existing Notes (and validly delivered Consents), or defectively tendered Existing Notes (or defectively delivered Consents) with respect to which Cherokee has, or have caused to be, waived such defect, will be deemed to have been accepted by Cherokee if, as and when Cherokee gives oral or written notice of such acceptance to the Exchange Agent.

        The undersigned understands that the delivery and surrender of any Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Exchange Agent, until receipt by the Exchange

Agent of this Consent and Letter of Transmittal, or a copy hereof, properly completed and duly executed, or a properly transmitted "Agent's Message" through DTC's ATOP system, together with all accompanying evidences of authority and any other required documents in form satisfactory to Cherokee. All questions as to the form of all documents and the validity of any tender of Existing Notes or delivery of related Consents (including time of receipt) and acceptance of tenders and Consents and withdrawals of Existing Notes and revocation of related Consents will be determined by Cherokee, in Cherokee's sole judgment (although Cherokee may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. Cherokee reserves the right to accept Consents delivered to it in any form so long as any such Consents approve, at a minimum, the Proposed Amendments and are signed by the applicable Record Date Holder.

        The undersigned acknowledges and agrees that issuance of New Notes to a DTC account designated herein by the undersigned in exchange for validly tendered Existing Notes that are accepted in the Exchange Offer will be made as promptly as practicable after the date on which we accept Existing Notes for exchange.

        The undersigned will, upon request, execute and deliver any additional documents deemed by Cherokee to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Existing Notes tendered or to perfect the undersigned's consent pursuant to the Consent and Letter of Transmittal. All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and the delivery of the related Consents thereby revoked) only in accordance with the procedures set forth in "The Exchange Offer and Consent Solicitation—Withdrawal Rights" section of the Offering Circular.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the selected Consideration Option, and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged, be issued in the name of the undersigned, or in the case of a book-entry delivery of Existing Notes, that any unexchanged Existing Note be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, the undersigned hereby requests delivery of the selected Consideration Option, and, if applicable substitute certificates representing Existing Notes for any Existing Notes not exchanged, to the address shown above in the table entitled "Description of Existing Notes."

        In the event that the "Special Issuance Instructions" box is completed, the undersigned hereby understands and acknowledges that any certificates representing Existing Notes tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that Cherokee has no obligation pursuant to the "Special Issuance Instructions" box to transfer any Existing Notes from the name(s) of the registered Holders thereof to the person indicated in such box, if Cherokee does not accept any Existing Notes so tendered. The undersigned acknowledges and agrees that Cherokee and the Exchange Agent may, in appropriate circumstances, defer effecting any transfer of Existing Notes, and may retain such Existing Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

        Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the final page of this Consent and Letter of Transmittal. See Instruction 14 below.

        THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES, AS SET FORTH IN SUCH TABLE ABOVE.

PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4, 5, 6 and 9)

          To be completed ONLY if certificates for Existing Notes are exchanged and/or the applicable Consideration Option is to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Consent and Letter of Transmittal above, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issue: (please check one or more)
  ☐ Consideration Option 1
  ☐ Consideration Option 2
  ☐ Existing Notes

  in the name of:

Name(s)	(Please Type or Print)

(Please Type or Print)
Address

(Zip Code)
TIN	(Social Security Number or Employer Identification Number)
☐ Credit unexchanged Existing Notes delivered by book-entry transfer to DTC account set forth below.
(DTC Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4, 5, 6 and 9)

          To be completed ONLY if certificates for Existing Notes are exchanged and/or the applicable Consideration Option is to be delivered to someone other than the person or persons whose signature(s) appear(s) on this Consent and Letter of Transmittal above or to such person or persons at an address other than that shown in the table entitled "Description of Existing Notes" above.

  Mail: (please check one or more)
  ☐ Consideration Option 1
  ☐ Consideration Option 2
  ☐ Existing Notes

  to:

Name(s)	(Please Type or Print)

(Please Type or Print)
Address

(Zip Code)

EXCHANGE OFFER CONSIDERATION ELECTION (See Instruction 3)

Please select the Consideration you wish to receive for each $1,000 principal amount of Existing Notes you tender. You must select one of the two Consideration Options for the entire principal amount of Existing Notes you are tendering:
OPTION 1
☐ 1 Unit, consisting of $1,000 principal amount of New Senior Notes and 1 Warrant to purchase shares of common stock of Cherokee.
OPTION 2
☐ $1,000 principal amount of New Convertible Notes, which will be convertible into shares of common stock of Cherokee.
IF YOU FAIL TO MAKE A VALID ELECTION, YOUR EXISTING NOTES WILL NOT BE ACCEPTED FOR EXCHANGE.

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS CONSENT AND LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), AND, IF MAKING DELIVERY THROUGH ATOP, AN AGENT'S MESSAGE PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH THE CERTIFICATES EVIDENCING EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT/OR PRIOR TO THE EXPIRATION TIME, AS APPLICABLE.

  PLEASE SIGN HERE
  (To Be Completed By All Tendering Holders Even If Also Consenting Holder)

          By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby tenders the principal amount of the Existing Notes listed above in the table labeled "Description of Existing Notes" under the column heading "Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Existing Notes described in such table. The undersigned understands that if it is not the Record Date Holder, the separate Consent of the Record Date Holder (or its duly appointed proxy) is required in order for this Consent and Letter of Transmittal to be accepted by Cherokee.

x	, dated	2002
x	, dated	2002
Signature(s) of Holder
Area Code and Telephone Number

            If a Holder is tendering Existing Notes, this Consent and Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s)
(Please Type or Print)
Capacity:
Address:

Tax Identification No:

SIGNATURE GUARANTEE
(If Required by Instruction 5)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)
(Title)
(Name and Firm)
Dated:	, 2002
(Please Complete Accompanying Substitute Form W-9 Herein. See Instruction 8)

FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION
(To Be Completed By All Consenting Holders Even If Also Tendering Holder)

        The undersigned Record Date Holder hereby irrevocably appoints                          as attorney and proxy of the undersigned, with fully power of substitution, to execute and deliver the Consent associated with the Consent and Letter of Transmittal to which this form of proxy is attached in accordance with the terms of the Consent and Letter of Transmittal, with all the power the undersigned would possess if consenting personally. This proxy is irrevocable and is coupled with an interest and shall expire on December 31, 2002. The aggregate principal amount and series numbers of Existing Notes as to which this proxy is given are set forth below.

Aggregate Principal Amount of Existing Notes	Certificate Numbers(s)

PLEASE SIGN HERE

        By completing, executing and delivering this form of proxy, the undersigned Record Date Holder hereby consents to the Proposed Amendments to the Existing Indenture and to the execution of the Supplemental Indenture implementing the Proposed Amendments with regard to the principal amount of the Existing Notes listed above in the above table in this form of proxy or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Existing Notes described in such table.

X	, dated	2002
X	, dated	2002
Signature(s) of Record Date Holder
Area Code and Telephone Number

INSTRUCTIONS

        1.    Delivery of this Consent and Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures. To tender Existing Notes and deliver the related Consents, a properly completed and duly executed copy or manually signed facsimile of this Consent and Letter of Transmittal, together with physical delivery of certificates representing such Existing Notes or book-entry delivery of such Existing Notes to the account of the Exchange Agent at DTC, in each case, along with any other documents required by this Consent and Letter of Transmittal and by the Offering Circular, shall be received by the Exchange Agent at the Exchange Agent's address set forth herein, prior to the Consent Time or the Expiration Time, as applicable. Notwithstanding a Holder's use of DTC's ATOP system for tendering Existing Notes, such Holder must nevertheless properly complete and sign (and have the Record Date Holder (or its duly appointed proxy) sign) this Consent and Letter of Transmittal in order to validly deliver a Consent to the Proposed Amendments.

        The method of delivery of this Consent and Letter of Transmittal, and all other required documents to the Exchange Agent, including delivery through DTC and any acceptance of an Agent's Message transmitted through DTC'S ATOP, is at the election and risk of the tendering Holder. If such delivery is made by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested and that sufficient time should be allowed to assure timely delivery. Holders tendering Existing Notes through DTC'S ATOP system must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC. No alternative, conditional or contingent tenders of Existing Notes or deliveries of Consents will be accepted. Except as otherwise provided below, delivery will be made when actually received by the Exchange Agent. This Consent and Letter of Transmittal and any other required documents should be sent only to the Exchange Agent, not to Cherokee or DTC.

        To tender your Existing Notes in the Exchange Offer, you must also consent to the Proposed Amendments or, if you were the Record Date Holder, deliver a Consent to the Proposed Amendments from the Record Date Holder with regard to such Existing Notes. Similarly, to giver or deliver such Consent to the Proposed Amendments, you must tender your Existing Notes.

        Holders whose certificates for Existing Notes are not lost but are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Time, or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Time, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in the Offering Circular under the section "The Exchange Offer and Consent Solicitation—Procedures for Tendering Existing Notes and Delivering Consents" and in the enclosed Notice of Guaranteed Delivery.

        For more information see "The Exchange Offer and Consent Solicitation" in the Offering Circular.

        2.    Partial Tenders (not applicable to Holders who tender by book-entry transfer). If a Holder wishes to tender and consent with respect to less than the entire principal amount evidenced by any Existing Notes submitted, such Holder must fill in the principal amount that is to be tendered in the table above labeled "Description of Existing Notes" under the column heading "Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered." In the case of a partial tender of Existing Notes, as soon as practicable after the consummation of the Exchange Offer, new certificates for the remainder of Existing Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the table above labeled "Special Delivery Instructions" of this Consent and Letter of Transmittal. The entire principal amount that is represented by tendered Existing Notes delivered to the Exchange Agent will be deemed to have been tendered in exchange for the Consideration Option chosen, and the tendering Holder will be deemed to have consented to the Proposed Amendments to the Existing Indenture with respect to such entire principal amount, unless otherwise indicated.

        3.    Consideration Election. To make a valid election, Holders must select one of the two Consideration Options for the entire principal amount of Existing Notes tendered. Existing Notes will not be accepted if a valid election is not made. Holders may change their Consideration election at any time at or prior to the Expiration Time.

        4.    Signatures on this Consent and Letter of Transmittal; Bond Powers and Endorsements. This Consent and Letter of Transmittal must be signed by or on behalf of the registered Holder(s) of the Existing Notes tendered hereby and by the Record Date Holder if different from the tendering Holder. The signature(s) on this Consent and Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such Holder of Existing Notes is a participant, without alteration or enlargement or any change whatsoever. In all other cases, all signatures on Consents and Letters of Transmittal must be guaranteed by a Medallion Signature Guarantor.

        If any of the Existing Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Existing Notes are registered in client names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which such Existing Notes are held.

        If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Cherokee, proper evidence satisfactory to Cherokee of their authority so to act must be submitted with this Consent and Letter of Transmittal.

        If the tendering Holder is not the Record Date Holder, this Consent and Letter of Transmittal (including the attached form of proxy) must be signed by or on behalf of the registered Holder(s) of the Existing Notes tendered with respect to which a Consent is given. The signature(s) on this Consent and Letter of Transmittal (including the attached form of proxy) must be exactly the same as the name(s) that appeared on the security position listing of DTC as of September 12, 2002, in which such Record Date Holder of Existing Notes was a participant, without alteration or enlargement or any change whatsoever.

        5.    Guarantee of Signatures. If this Consent and Letter of Transmittal is not signed by the Holder, the Holder must transmit a separate, properly completed power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

        An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

            (i)  Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

          (ii)  Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act;

          (iii)  Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

          (iv)  National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and

          (v)  Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

        For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: For a change in name by marriage, etc., this Consent and Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Consent and Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Consent and Letter of Transmittal must be guaranteed as provided above, and the Holder must complete the Special Issuance Instructions and Special Delivery Instructions above.

        You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Notes in a name other than that of the registered holder(s) of the surrendered Existing Notes.

        Signatures on this Consent and Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution, provided Existing Notes are tendered: (1) by a registered Holder of Existing Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC's system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the table entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Consent and Letter of Transmittal or (2) for the account of an Eligible Guarantor Institution.

        6.    Special Issuance and Delivery Instructions. Holders tendering Existing Notes should indicate in the appropriate table above the name and address to which (l) New Notes or New Notes and cash issued pursuant to the Exchange Offer and/or (2) any substitute certificates evidencing Existing Notes not exchanged are to be issued ("Special Issuance Instructions") or sent ("Special Delivery Instructions") if different from the name or address of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Consent and Letter of Transmittal.

        7.    Validity of Surrender; Irregularities. All questions as to the validity, form, eligibility, time of receipt and withdrawal of the tendered Existing Notes (and related Consents) will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes which, if accepted, would, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any irregularities or conditions of tender as to particular Existing Notes. Cherokee reserves the right to accept Consents delivered to it in any form so long as any such Consents approve, at a minimum, the Proposed Amendments and are signed by the applicable Record Date Holder.

        8.    Taxpayer Identification Number and Backup Withholding. Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide us (as payor), or the paying agent designated by us to act on our behalf (the "Payor") with such Holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each tendering Holder of Existing Notes must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, which requires a tendering Holder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such Holder is awaiting a TIN), (2) that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that he is no longer subject to backup withholding, and (3) that the Holder is a U.S. person.

        Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status" signed under penalty of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

        If the Existing Notes are held in more than one name or are not in the same name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

        9.    Transfer Taxes. Cherokee will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to Cherokee or Cherokee's order pursuant to the Exchange Offer and the exchange of New Notes or New Notes and cash therefor. If, however, the selected Consideration Option and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of Existing Notes tendered pursuant to this Consent and Letter of Transmittal, or if tendered Existing Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to Cherokee or Cherokee's order pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered Holder or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Consent and Letter of Transmittal.

        10.  Waiver of Conditions. We reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Offering Circular in our reasonable discretion in accordance with the terms in the Offering Circular and this Consent and Letter of Transmittal. See "The Exchange Offer and Consent Solicitation—Conditions of the Exchange Offer and Consent Solicitation."

        11.  No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile hereof), shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

        Neither Cherokee nor the Exchange Agent, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes (or delivery of Consents) nor shall any of them incur any liability for failure to give any such notice.

        12.  Mutilated, Lost, Stolen or Destroyed Existing Notes. If your Existing Note certificate(s) have been lost, stolen or destroyed, such should be indicated in the table entitled "Description of Existing Notes" in this Consent and Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation, including an affidavit of loss and an indemnity bond, necessary to be completed in order to tender such lost, stolen or destroyed Existing Note certificate(s). You will not be entitled to exchange your lost, stolen or destroyed Existing Note certificate(s) unless you deliver to the Exchange Agent the properly completed and signed affidavit of loss and post the indemnity bond in an amount reasonably determined by Cherokee as indemnity against any claim that may be made against Cherokee with respect to such certificate(s).

        13.  Withdrawal Rights and Revocation of Consents. Existing Notes tendered prior to the Expiration Time may be withdrawn by the tendering Holder and the related Consents revoked in the Record Date Holder at any time at or prior to the Expiration Time. A Record Date Holder may not revoke a Consent with respect to tendered Existing Notes without the tendering Holder also withdrawing from tender the Existing Notes to which such Consent relates. A Holder who validly withdraws previously tendered Existing Notes will not receive any Consideration with respect to such withdrawn Existing Notes, but it will be entitled to receive the interest payment that was due such Holder on November 1, 2002.

        For a withdrawal of a tender of Existing Notes and a concurrent revocation of Consents to be effective, a written notice of withdrawal must be delivered by hand, overnight by courier or by mail to, or a manually signed facsimile transmission or a properly transmitted Request Message (defined below) through DTC's ATOP system must be received by, the Exchange Agent at its address set forth on the back page of this Letter of Transmittal at or prior to the Expiration Time and a written notice of revocation must accompany any such withdrawal notice. Any such notice of withdrawal must: (1) specify the name of the person who tendered the Existing Notes to be withdrawn; (2) contain the description of the Existing Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Existing Notes (unless such Existing Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Existing Notes; (3) in the case of Existing Notes tendered by book-entry transfer, specify the number of the account at DTC from which the Existing Notes were tendered and specify the name and number of the account at DTC to be credited with the properly withdrawn Existing Notes and otherwise comply with the procedures of such facility; (4) contain a statement that such Holder is withdrawing its election to have such Existing Notes exchanged for the applicable Consideration; (5) other than a notice transmitted through DTC's ATOP system, (a) be signed by the Holder of such Existing Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantee) or (b) be accompanied by documents of transfer to have the Existing Trustee register the transfer of the Existing Notes into the name of the person withdrawing such Existing Notes and a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder; and (6) specify the name in which such Existing Notes are registered, if different from the person who tendered such Existing Notes.

        In lieu of submitting a written or facsimile transmission notice of withdrawal, DTC participants may electronically transmit a request for withdrawal to DTC. DTC will then process the request and send a Request Message to the Exchange Agent. The term "Request Message" means a message transmitted by DTC and received by the Exchange Agent, which states that DTC has received a request for withdrawal from a DTC participant and identifies the Existing Notes to which such request relates. If the Existing Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a properly completed and presented written or facsimile notice of withdrawal or a Request Message is effective immediately upon receipt thereof, even if physical release is not yet effected. Notwithstanding electronic delivery of withdrawal, a written revocation of Consent, duly executed by the Record Date Holder (or its duly appointed proxy), with respect to the Existing Notes to be withdrawn must be delivered to the Exchange Agent.

        All questions as to the form and validity (including time of receipt) of notices of withdrawal, including Request Messages, and revocation of Consents will be determined by us, in our sole discretion (which determination will be final and binding). None of Cherokee, the Exchange Agent, the Information Agent, the Existing Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, including any Request Message, or incur any liability for failure to give any such notification. Any Existing Notes and Consents properly withdrawn and revoked will be deemed not validly tendered for purposes of the Exchange Offer and the related Consent will be deemed not properly delivered for purposes of the Consent Solicitation. Withdrawn Existing Notes may be retendered, and revoked Consents may be redelivered, by following one of the procedures described in the Offering Circular under "—Procedures for Tendering Notes and Delivering Consents" at any time at or prior to the Expiration Time. There are no appraisal or other similar statutory rights available to the Holders of Existing Notes in connection with the Exchange Offer and Consent Solicitation.

        14.  Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Circular and this Consent and Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent or the Information Agent at the addresses and telephone numbers indicated herein or to Cherokee International Corporation, 2841 Dow Avenue, Tustin, California, 92780 Attention: Chief Financial Officer. The telephone number for Cherokee is (714) 544-6665.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF EXISTING NOTES

(See Instruction 8)

PAYOR'S NAME: U.S. BANK, N. A., as Paying Agent

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN (Social Security Number or Employer Identification Number)

Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS)

Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part 3—CERTIFICATIONSUNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. Person (including a U.S. resident alien). The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
SIGNATURE	DATE

        You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

The Information Agent for the Exchange Offer and Consent Solicitation is:

17 State Street New York, NY 10004
Banks and Brokers call:
(212) 440-9800
All others call Toll Free:
(866) 835-3104

The Exchange Agent for the Exchange Offer and Consent Solicitation is:

U.S. Bank, N.A.

By Hand and Overnight Courier:	By Registered or Certified Mail:	By Facsimile:
180 East Fifth Street Saint Paul, MN 55101 Attn: Frank Leslie, Corporate Trust Services	180 East Fifth Street Saint Paul, MN 55101 Attn: Frank Leslie, Corporate Trust Services	(651) 244-0711
To Confirm by Telephone:
(651) 244-8677

        DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.